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                                                                     Exhibit 10e

                           Exhibit (10)(e)* to Report
                            on Form 10-K for Fiscal
                            Year Ended June 30, 1999
                         by Parker-Hannifin Corporation

                   Form of Executive Life Insurance Agreement
                       entered into by the Registrant and
                              executive officers.

           *Numbered in accordance with Item 601 of Regulation S-K.

                       EXECUTIVE LIFE INSURANCE AGREEMENT


         This Executive Life Insurance Agreement ("Agreement") is made, as of February 1, 1999, by and between Parker-Hannifin Corporation, an Ohio corporation (the "Corporation"), and __________________________________ (the
"Executive").

                                    RECITALS
                                    --------

         A. The Executive desires to insure his or her life for the benefit and protection of his or her family or designated beneficiary under the Policy (as defined below); and

         B. The Corporation desires to help the Executive provide certain insurance for the benefit and protection of his or her family or designated beneficiary by providing funds to pay the premiums due on the Policy in accordance with this Agreement; and

         C. The Executive, as owner of the Policy, desires to assign certain rights and interests in the Policy to the Corporation, to the extent provided herein, as security for repayment of certain funds provided by the Corporation for the acquisition and/or maintenance of the Policy.

                                    AGREEMENT
                                    ---------


                  NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Agreement agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:


                  (a) "AGGREGATE PREMIUMS PAID" shall mean, at any time, an amount equal to (i) the cumulative premiums paid by the Corporation on the Policy, less (ii) any policy loans to the Corporation and accrued and unpaid interest thereon. Notwithstanding the foregoing, Aggregate Premiums Paid shall not include extra benefit riders or agreements, other than those providing additional life insurance coverage on the Executive, and shall not include premiums waived pursuant to the terms of any disability waiver of a premium rider.


                  (b) "BASE ANNUAL SALARY" shall mean the base annual compensation, excluding profit-sharing, RONA, bonuses, commissions, overtime, relocation expenses, incentive payments, non-monetary awards, expatriate premiums and differentials, or perquisites paid or provided to the Executive for employment services rendered to the Corporation, before reduction for compensation deferred pursuant to all qualified, non-qualified and Code Section


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         125 plans of the Corporation. For purposes of determining the
         Executive's Base Annual Salary hereunder, beginning January 1 of each year, the Executive's Base Annual Salary as of the most recent preceding December 1 will be used (which means that the Executive's Base Annual Salary may be adjusted for the purposes of this Agreement only once a year).

                  (c) "CASH SURRENDER VALUE" shall mean an amount that equals, at any specified time, the cash surrender value as determined under the terms of the Policy.


                  (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.


                  (e) "COLLATERAL ASSIGNMENT" shall mean an assignment made by the Executive in favor of the Corporation in a form mutually agreed to by the Corporation and the Executive and accepted by the Insurer.


                  (f) "COLLATERAL INTEREST" shall mean the Corporation's rights and interests in the Policy, as set forth in Section 6 below.


                  (g) "DISABILITY" or "DISABLED" shall mean a period of disability during which the Executive qualifies for benefits under the Corporation's long-term disability plan.


                  (h) "EXECUTIVE'S DEATH BENEFIT" shall mean an amount that is equal to the Executive's Base Annual Salary multiplied by:


                           (i) three, prior to Retirement or Termination of
                  Employment; or


                           (ii) the Post-Retirement Multiple, after Retirement.




                  (i) "INSURER" shall mean Sun Life Assurance Company of Canada Ltd., its successors and assigns, or any other life insurance company issuing a Policy hereunder.


                  (j) "MINIMUM RETIREMENT CASH VALUE" shall mean, on the Split Dollar Maturity Date, the minimum amount of cash value that is needed in the Policy to maintain the Executive Death Benefit after Retirement, determined on the date of Retirement, assuming that the Policy will be held without surrender, withdrawal or loan until the Executive reaches age 95 and that the fixed interest rate to be used to project earnings on the Policy up to age 95 is the Insurer's announced interest rate under the Policy on the Split Dollar Maturity Date.


                  (k) "PLAN" shall mean the plan described in Section 8(a) below.

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                  (l) "POLICY" shall mean the following policy or policies on the life of the Executive that are issued by the Insurer:

                POLICY NUMBER                      TYPE OF POLICY

                -----------------------------      -------------------------

                -----------------------------      -------------------------

                -----------------------------      -------------------------

                -----------------------------      -------------------------


                  (m) "POST-RETIREMENT MULTIPLE" shall mean the death benefit multiple determined at the time of the Executive's Retirement based upon the Executive's age, as follows:

                      AGE AT RETIREMENT             POST-RETIREMENT MULTIPLE
                      -----------------             ------------------------

                           Under 55                             0
                              55                                1
                              56                                1.1
                              57                                1.2
                              58                                1.3
                              59                                1.4
                              60                                1.5
                              61                                1.6
                              62                                1.7
                              63                                1.8
                              64                                1.9
                              65                                2


                  (n) "PRIME RATE" shall mean the prime rate of interest as published in the Wall Street Journal on the date of Termination of Employment.

                  (o) "RETIREMENT" or "RETIRE" shall mean severance from full-time employment from the Corporation on or after the attainment of age fifty-five (55) for any reason other than an authorized leave of absence, death or Termination for Cause. In addition, a person who continues to be Disabled at least until age 55 (regardless of his or her employment status with the Corporation) shall be treated as having reached Retirement under this Agreement at the earlier of age 65 with continued Disability or the time the Executive ceases to be Disabled.


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                  (p) "SPLIT DOLLAR MATURITY DATE" shall mean the date on which the first of any of the following events occurs:


                           (i) The Executive's Termination of Employment;

                           (ii) Termination of this Agreement in accordance with
                  Section 9 below;

                           (iii) The later of the Executive's Retirement or the
                  fifteenth anniversary of the Executive's participation in the Plan (the "Fifteenth Anniversary"); or (iv) The Executive's death.

                  The Disability of the Executive shall not cause the Split Dollar Maturity Date to occur and the Disabled Executive will continue participation in the Plan until Retirement or Termination of Employment.

                  (q) "TERMINATION FOR CAUSE" shall mean termination of the Executive's employment by the Corporation as a result of activity by the Executive detrimental to the interests of the Corporation, including without limitation:


                           (i) the rendering of services for an organization, or
                  engaging in a business, that is in competition with the Corporation;

                           (ii) the disclosure to anyone outside of the
                  Corporation, or the use for any purpose other than the Corporation's business, of confidential information or material related to the Corporation;

                           (iii) fraud, embezzlement, theft-in-office or other
                  illegal activity; or

                           (iv) violation of the Corporation's Code of Ethics.

                  (r) "TERMINATION OF EMPLOYMENT" shall mean the ceasing of full-time employment with the Corporation for any reason other than Retirement, death, Disability (except as provided below) or an authorized leave of absence. If the Executive becomes Disabled and subsequently ceases to be Disabled before age 55 and does not return to employment with the Corporation, such failure to return to employment shall be deemed to be a Termination of Employment.

         2. ACQUISITION OF POLICY; OWNERSHIP OF INSURANCE. The parties to this Agreement shall cooperate in applying for and obtaining the Policy. The Policy shall be designed to provide sufficient death proceeds and Cash Surrender Value to enable payment or funding of the Executive's Death Benefit after payment of the Corporation's Collateral Interest; provided, however, that the Corporation and the Executive acknowledge that the actual death benefit paid to the Policy beneficiary and the Cash Surrender Value at any point in time are subject to Policy experience. The Policy shall be issued to the Executive, as the sole and exclusive owner of the


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Policy, subject to the rights and interests granted to the Corporation, as provided in this Agreement and the Collateral Assignment, and further subject to the Executive's right of assignment under Section 15 hereof.

         3. PREMIUM PAYMENTS ON POLICY.

                  (a) PAYMENTS AND REIMBURSEMENTS. Prior to the occurrence of the Split Dollar Maturity Date, the Corporation shall pay to the Insurer, on or before each applicable premium due date, all applicable premiums for the Policy. All such premium payments made by the Corporation under this Agreement shall constitute advances by the Corporation to the Executive for which the Executive shall be responsible for repayment in accordance with the terms of this Agreement, but only up to an amount equal to the Corporation's Collateral Interest.

                  (b) TAXABLE COMPENSATION. Each calendar year, the Executive shall be considered to have taxable compensation income that is equal to the value of the "economic benefit" derived by the Executive from the Policy's life insurance protection, as determined for Federal income tax purposes under the Code. To the extent required by the Code, the Corporation shall withhold from the Executive's Base Annual Salary, or other compensation paid to the Executive, in a manner determined by the Corporation, the Executive's share of FICA and other employment and income taxes relating to that taxable amount.

                  4. CORPORATION'S RIGHTS. The Corporation's rights and interests in and to the Policy shall be specifically limited to (i) the right to increase or decrease Policy death benefits annually in accordance with maintaining the "Executive's Death Benefit" as defined in Section 1(h); (ii) the right to be paid its Collateral Interest in accordance with Section 6 below; (iii) the rights specified in the Collateral Assignment, and; (iv) the right to obtain one or more loans or advances on the Policy, provided, however, that any such loans shall not, in the aggregate, exceed the Aggregate Premiums Paid by the Corporation at any specified date without the written consent of the Executive.

                  5. EXECUTIVE'S RIGHTS. Subject to the terms of this Agreement and the Collateral Assignment, the Executive shall be the owner of the Policy, and shall be entitled to exercise all rights in the Policy; provided, however, that while the Collateral Assignment is in effect, the following rights may be exercised only in accordance with Section 6:

                  (a) To borrow against or pledge the Policy;

                  (b) To surrender, cancel or assign the Policy;

                  (c) To take a distribution or withdrawal from the Policy; or

                  (d) To increase or decrease the amount of the death benefit payable under the Policy.



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

6. COLLATERAL INTEREST.

         (a) On the Split Dollar Maturity Date, the Corporation's interest in the Policy (the "Collateral Interest") shall be determined in the following manner:

                  (i) If the Split Dollar Maturity Date occurs due to the Executive's Retirement or the Fifteenth Anniversary, the Corporation shall be entitled to receive from the Policy an amount equal to that portion of the Policy's Cash Surrender Value that exceeds the Minimum Retirement Cash Value, but in no event less than the Aggregate Premiums Paid.

                  (ii) If the Split Dollar Maturity Date occurs due to the Executive's Termination of Employment (other than Termination for Cause), the Corporation shall be entitled to receive from the Policy an amount equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid plus accrued interest thereon (from the date such premiums were actually paid by the Corporation) at a rate of annual interest equal to the Prime Rate.

                  (iii) If the Split Dollar Maturity Date occurs due to the death of the Executive (except as provided in Section 6(a)(vi) below), the Corporation shall be entitled to that portion of the Policy's death proceeds that does not exceed the Aggregate Premiums Paid.

                  (iv) If the Split Dollar Maturity Date occurs due to the termination of this Agreement by the Corporation in accordance with
         Section 9 below, the Corporation shall be entitled to receive from the Policy an amount equal to that portion of the Policy's Cash Surrender Value that does not exceed the Aggregate Premiums Paid.

                  (v) If the Split Dollar Maturity Date occurs due to the termination of this Agreement by the Executive in accordance with
         Section 9 below or as a result of a Termination for Cause, the Corporation shall be entitled to receive from the Policy an amount equal to the entire Cash Surrender Value of the Policy.

                  (vi) If the Split Dollar Maturity Date occurs due to the suicide of the Executive or other contestable Policy event, and the proceeds from the Policy are limited by either a suicide or contestability provision under the Policy, the Corporation shall be entitled to that portion of the Policy's Cash Surrender Value and/or death proceeds that does not exceed the Aggregate Premiums Paid.

         (b) If the Split Dollar Maturity Date is other than the date of the Executive's death, the Corporation's Collateral Interest in the Policy, as determined in Section 6(a)(i), (ii), (iv) or (v) above, shall be paid to the Corporation in one of the following ways, as elected by the Executive in writing within 30 days after the date the Corporation first notifies the Executive in writing of the occurrence of the Split Dollar Maturity Date:


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

                  (i) By the Executive authorizing the Insurer to pay to the Corporation from the Cash Surrender Value of the Policy an amount equal to the Corporation's Collateral Interest;

                  (ii) By the Executive taking a loan out on the Policy in an amount equal to the Corporation's Collateral Interest, with payment of the loan proceeds to the Corporation, provided that the Corporation shall not be responsible for any interest that may accrue on any such loan; or

                  (iii) By the Executive's payment to the Corporation, from the Executive's separate funds, of an amount equal to the Corporation's Collateral Interest.

The Corporation's Collateral Interest in the Policy shall be paid as soon as is reasonably practicable after the Split Dollar Maturity Date.

         (c) If the Split Dollar Maturity Date is the date of the Executive's death, the Corporation's Collateral Interest in the Policy, as determined in
Section 6(a)(iii) or (vi) above, shall be paid to the Corporation from the Policy's death proceeds as soon as is reasonably practicable after the Executive's death.

         (d) If the Executive fails to timely exercise any of the options under
Section 6(b) above, the Corporation shall be entitled to instruct the Insurer to pay to the Corporation from the Cash Surrender Value of the Policy an amount equal to the Corporation's Collateral Interest.

         (e) The Corporation agrees to keep records of its premium payments and to furnish the Insurer with a statement of its Collateral Interest whenever the Insurer requires such statement.

         (f) Concurrent with the signing of this Agreement, the Executive will collaterally assign the Policy to the Corporation, in the form of the Collateral Assignment, as security for the payment of the Collateral Interest, which assignment shall not be altered or changed without the consent of the Corporation and the Executive.

         (g) Promptly following the Executive's death, the Corporation and the Executive's designated beneficiary under the Policy shall take all steps necessary to collect the death proceeds of the Policy by submitting the proper claims forms to the Insurer. The Corporation shall notify the Insurer of the amount of the Corporation's Collateral Interest in the Policy at the time of such death. Such amount shall be paid by the Insurer to the Corporation and the remainder of the Policy's death benefit will be paid by the Insurer to the Executive's designated beneficiary.

         (h) Upon payment in full to the Corporation of its Collateral Interest as provided above, the Corporation shall (i) assign its Collateral Interest in the Policy to the Executive, (ii) execute and file with the Insurer an appropriate release of the



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

Corporation's Collateral Interest in the Policy and (iii) have no further interest in the Policy. The Executive hereby acknowledges, understands and agrees that, upon the release of the Corporation's Collateral Interest, the Corporation shall not have any responsibility for the future performance of the Policy and shall have no obligation to make any additional premium payments.

         (i) Upon payment to the Corporation of its Collateral Interest in accordance with this Section 6, this Agreement and the Executive's participation in the Plan shall terminate and neither party shall have any further rights or obligations under the Agreement or the Plan with respect to the Executive.

7. INSURER.

         (a) The Insurer is not a party to this Agreement, shall in no way be bound by or charged with notice of its terms, and is expressly authorized to act only in accordance with the terms and conditions of the Policy. The Insurer shall be fully discharged from any and all liability under the Policy upon payment or other performance of its obligations in accordance with the terms and conditions of the Policy.

         (b) The authority required for the Insurer to recognize the exercise of a right under the Policy shall be specified in the Collateral Assignment.

8. PLAN; NAMED FIDUCIARY; CLAIMS PROCEDURE.

         (a) This Agreement is part of the Parker Hannifin Corporation Executive Life Insurance Plan, which consists of all Parker Hannifin Corporation Executive Life Insurance Agreements and the related Collateral Assignments that so reference their association with the Plan.

         (b) The Corporation is the named fiduciary of the Plan for purposes of this Agreement.

         (c) The following claims procedure shall be followed in handling any benefit claim under this Agreement and the Plan:

                  (i) The Executive, or his or her beneficiary, if the Executive has died (the "Claimant"), shall file a claim for benefits by notifying the Corporation in writing. If the claim is wholly or partially denied, the Corporation shall provide a written notice within 90 days (unless special circumstances require an extension of time for processing the claim, in which case an extension not to exceed 90 days shall be allowed) specifying the reasons for the denial, the provisions of this Agreement on which the denial is based, and additional material or information, if any, that is necessary for the Claimant to receive benefits. Such written notice shall also indicate the steps to be taken by the Claimant if a review of the denial is desired.



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

                  (ii) If a claim is denied, and a review is desired, the Claimant shall notify the Corporation in writing within 60 days after receipt of written notice of a denial of a claim. In requesting a review, the Claimant may review plan documents and submit any written issues and comments the Claimant feels are appropriate. The Corporation shall then review the claim and provide a written decision within 60 days of receipt of a request for a review (unless special circumstances require an extension of time for processing the claim, in which case an extension not to exceed 60 days shall be allowed). This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement, if any, upon which the decision is based.

                  (iii) In no event shall the Corporation's liability under this Agreement exceed the amount of proceeds from the Policy.

         9. AMENDMENT OF AGREEMENT; TERMINATION. This Agreement shall not be modified or amended except by a writing signed by the Corporation and the Executive. Either party may terminate this Agreement, and Executive's participation in the Plan, at any time provided that the obligations of the party terminating the Agreement and the Plan with respect to the Executive are performed in full under the Agreement as of the time of the termination.

         10. BINDING AGREEMENT. This Agreement shall be binding upon the heirs, administrators, executors, successors and assigns of each party to this Agreement.

         11. STATE LAW. This Agreement shall be subject to and be construed under the internal laws of the State of Ohio, without regard to its conflicts of laws principles.

         12. VALIDITY. In case any provision of this Agreement shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Agreement.

         13. NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Agreement shall not be deemed to constitute a contract of employment between the Corporation and the Executive. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a separate written employment agreement. Nothing in this Agreement shall be deemed to give the Executive the right to be retained in the service of the Corporation or to interfere with the right of the Corporation to discipline or discharge the Executive at any time.

         14. NOTICE. Any notice or filing required or permitted to be given under this Agreement to the Executive or the Corporation shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:


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         To the Executive:
                                    ---------------------------

                                    ---------------------------

                                    ---------------------------

         To the Corporation:        Parker Hannifin Corporation
                                    6035 Parkland Boulevard
                                    Cleveland, OH 44124
                                    Attention: Director of Employee Benefits

or to such other address as may be furnished by the Executive or the Corporation in writing to the other party in accordance with this notice provision. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Any notice or filing required or permitted to be given to the Executive or the Executive's beneficiary under this Agreement shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Executive.

         15. ASSIGNMENT. During the term hereof, the Executive may assign the Executive's right and obligations under this Agreement and ownership of the Policy without the consent of the Corporation; provided, however, that the cost of preparation and legal adequacy of the documentation to effect such assignment to the satisfaction of the Corporation and the Insurer is solely the responsibility of the Executive.

         16. ACKNOWLEDGEMENT; RELEASE. The Executive assumes all risk of the creditworthiness of the Insurer and acknowledges that the Corporation makes no representation or guarantee of the creditworthiness of any Insurer. The Executive acknowledges and agrees that in consideration of the Executive's participation in the Plan, the Executive is waiving the right to continue participation in the Corporation's group life insurance plan (which provided a death benefit of $50,000) and related accidental death and disability benefit. The Executive acknowledges responsibility for all federal, state and local tax consequences imposed on the Executive's participation in the Plan and further acknowledges that the Corporation has not made any representations or guarantees of the present or future tax consequences of the Executive's participation in the Plan.

         17. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with regard to the subject matter of this Agreement and supersedes all previous negotiations, agreements and commitments in respect thereto. No oral explanation or oral information by either of the parties to this Agreement shall alter the meaning or interpretation of this Agreement.


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

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.

                                        PARKER-HANNIFIN CORPORATION



                                        By: ____________________________________
                                               Daniel T. Garey
                                               Vice President, Human Resources



                                        ----------------------------------------
                                                Signature of  Executive


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

                              COLLATERAL ASSIGNMENT
                              ---------------------


         This Collateral Assignment (this "Assignment") is made and entered into as of February 1, 1999, by and between _________________________ (the
"Executive"), as both the owner of and insured under a life insurance policy, No. _________________ (the "Policy"), issued by Sun Life Assurance Company of Canada Ltd. (the "Insurer"), and Parker-Hannifin Corporation, an Ohio corporation (the "Corporation").

                                    RECITALS
                                    --------

         A. The Executive desires to insure his or her life for the benefit and protection of his or her family or designated beneficiary under the Policy;

         B. The Corporation desires to help the Executive provide certain insurance for the benefit and protection of his or her family or designated beneficiary by providing funds from time to time to pay the premiums due on the Policy, as more specifically provided for in that certain Executive Life Insurance Agreement entered into between the Executive and the Corporation as of the date hereof (the "Agreement"); and

         C. In consideration of the Corporation agreeing to provide such funds in accordance with the terms and conditions of the Agreement, the Executive agrees to grant to the Corporation, as a security interest in the Policy, a collateral security interest for the payment of the Corporation's Collateral Interest (as defined in the Agreement).

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements and covenants set forth below, the parties to this Assignment agree as follows:

         1. ASSIGNMENT. The Executive hereby assigns, transfers and sets over to the Corporation, and its permitted successors, those certain rights and interests described in the Agreement that are to be assigned to the Corporation in accordance with the Agreement. Furthermore, this Assignment is made, and the Policy is to be held as collateral security for, any and all liabilities of the Executive to the Corporation, either now existing, or that may hereafter arise, pursuant to the terms of the Agreement.

         2. SIGNATURES. To facilitate the operation of this Assignment, the parties agree that the Insurer is hereby notified that the following rights under the Policy may be exercised while the Assignment is in effect without the signature or consent of the other party:

                  (a) The Corporation may sign a request to take a loan or partial withdrawal without the Executive's signature or consent;


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

                  (b) The Corporation may sign an instruction to the Insurer to pay an amount equal to the Corporation's Collateral Interest from the Policy's Cash Surrender Value to the Corporation, provided that the Corporation simultaneously delivers to the Insurer a notarized statement that the Corporation is exercising its rights in accordance with Section 6(d) of the Agreement;

                  (c) The Executive may sign a request to change the beneficiary or owner of the Policy without the signature or consent of the Corporation; and

                  (d) The exercise of any other right under the Policy not specifically set forth above shall be exercised with the signature of both the Corporation and the Executive.

         3. POLICY PROCEEDS. Any amount payable from the Policy during the Executive's life or at death shall first be paid to the Corporation to the extent of its Collateral Interest. Any balance will be paid to the Executive during the Executive's lifetime, or at the Executive's death, to the beneficiary designated by the Executive. A settlement option may be elected by the recipient of the proceeds. For purposes of this Section, the amount of the Collateral Interest shall be determined for purposes of the Insurer by a written statement delivered to the Insurer and signed by the Corporation.

         4. ENDORSEMENT. The Corporation shall hold the Policy while this Assignment is operative and, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation or change of beneficiary or ownership, any election of optional mode of settlement, or the exercise of any other right reserved by the Executive in this Assignment.

         5. INSURER. The Insurer is hereby authorized to recognize the Corporation's claims to rights hereunder without investigating the reason for any action taken by the Corporation, the validity or amount of any of the liabilities of the Executive to the Corporation under the Agreement, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Corporation of any amounts to be paid to the Corporation. The Insurer shall not be responsible for the sufficiency or validity of this Assignment and is not a party to the Agreement (or any other similar executive life insurance agreement) between the Corporation and the Executive.

         6. REASSIGNMENT. Upon the full payment of the Corporation's Collateral Interest in accordance with the terms and conditions of this Assignment and the Agreement, the Corporation shall reassign to the Executive the Policy and all specific rights included in this Assignment.

         7. AMENDMENT OF ASSIGNMENT; TERMINATION. This Assignment shall not be modified, amended or terminated, except by a writing signed by the Corporation and the Executive; provided, however, that this Assignment may be terminated by either party if that party terminates the Agreement in accordance with Section 9 of the Agreement and the obligations of the party terminating the Agreement are performed in full under the Agreement.


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


         8. BINDING AGREEMENT; ASSIGNS. This Assignment shall be binding upon the heirs, administrators, executors and permitted successors and assigns of each party to this Assignment. The Executive shall not assign his or her rights under this Assignment without the prior written consent of the Corporation.

         9. STATE LAW. This Assignment shall be subject to and be construed under the internal laws of the State of Ohio, without regard to its conflicts of law principles.

        10. VALIDITY. In case any provision of this Assignment shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of this Assignment, but this Assignment shall be construed and enforced as if such illegal or invalid provision had never been inserted in this Assignment.

         IN WITNESS WHEREOF, the Executive and the Corporation have signed this Assignment as of the date first written above.




                                         ---------------------------------------
                                                  Signature of Executive



                                         PARKER-HANNIFIN CORPORATION


                                         By:
                                             -----------------------------------
                                               Daniel T. Garey
                                               Vice President, Human Resources




Filed with the Insurer:
-----------------------


                                      Date:
----------------------------------         ------------------
Insurer